Non-current assets held for sale	6 Months Ended
Jun. 30, 2026
Non-current assets held for sale [Abstract]
Non-current assets held for sale	Non-current assets held for sale
The carrying amount of assets classified as held for sale at 30 June 2026 is $5,791 million, with associated liabilities of $2,084 million.
Gas & low carbon energy
On 24 October 2024, bp completed the acquisition of the remaining 50.03% of Lightsource bp. The acquisition included certain assets for which sales processes were in progress at the acquisition date. The sales of these assets are expected to complete in 2026. The carrying amount of assets classified as held for sale at 30 June 2026 is $789 million, with associated liabilities of $496 million.
Customers & products
On 18 March 2026, bp agreed with the Klesch Group to divest its 100% interest in the Gelsenkirchen refinery and associated assets. The carrying amount of assets classified as held for sale at 30 June 2026 is $549 million, with associated liabilities of $1,260 million. Working capital balances, including inventory, as at completion will be transferred to the buyer. The transaction completed on 31 July 2026.
On 24 December 2025, bp announced an agreement with Stonepeak to divest a 65% shareholding in the Castrol business with bp retaining a 35% interest through a holding in a newly incorporated entity. Cash proceeds are estimated at $6 billion. The transaction is expected to complete by the end of 2026, subject to regulatory approvals. The carrying amount of assets classified as held for sale at 30 June 2026 is $4,453 million including $2,713 million of goodwill that arose on the acquisition of Castrol in 2000, with associated liabilities of $328 million. Net working capital has not been classified as assets and associated liabilities held for sale. The working capital balances, including inventory, as at completion will be transferred to the buyer. The shares to be held by Stonepeak after the transaction closes are subject to preferred distributions, the effect of which is that bp does not expect to recognize income or dividends from the investment in the short to medium term.